STOCK PURCHASE AGREEMENT


          STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of May 31, 1995, between Maxwell Communication Corporation plc (In Administration), a corporation organized under the laws of the United Kingdom (the
"Seller"), and Berlitz International, Inc., a New York Corporation (the "Purchaser").

          WHEREAS, the Seller is the owner of the Berlitz Shares (as hereinafter defined);

          WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the Berlitz Shares, subject to and upon the terms and conditions described below;

         WHEREAS, the Purchaser will cause to be executed and filed on or prior to the date hereof a Stipulation and Order withdrawing that claim number 214 of the Purchaser which was filed with the Bankruptcy Court for the Southern District of New York on or about January 12, 1994 in the case IN RE MACMILLAN, INC., ET AL. Case No. 93-B45625(TLB).

          NOW, THEREFORE, in consideration of the mutual promises made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:


          1.   SALE AND PURCHASE OF THE SECURITIES.

               (a) Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase from the Seller, and the Seller hereby agrees to sell to the Purchaser the Berlitz Shares (as defined in Section 4) on the Closing Date (as defined herein) and on the terms and conditions provided for in this Section 1, for consideration of $9.00 per share (the "Purchase Price") in cash.

               (b) Except in the event and to the extent (i) the Purchaser exercises its First Refusal Right pursuant to Section 2 or (ii) the Seller exercises its Buy-Out Right or its Tender Offer Buy-Out Right pursuant to Section 3, the closing with respect to the sale and purchase of the Berlitz Shares (the "Closing") shall take place at the New York office of Paul, Weiss, Rifkind, Wharton & Garrison at 11:00 A.M. local time on the date that is the earliest of (the "Closing Date"):

                   (i)   September 16, 1996;

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                  (ii)   ten (10) days after the Purchaser notifies the
          Seller that it intends to purchase all or a portion of the Berlitz Shares pursuant to this Section 1 (the "Purchaser's Notice"); or

                 (iii) such other date as the Seller and Purchaser agree to in writing.

               (c) At the Closing, the Seller shall deliver to the Purchaser (or its representative) certificates representing the Berlitz Shares to be purchased by the Purchaser, duly endorsed in blank (with such signature guarantees as the Purchaser or its counsel may request), accompanied by all requisite stock transfer tax stamps, if any. The Purchaser shall pay to the Seller the Purchase Price per share in U.S. dollars by wire transfer of immediately available funds to such accounts as are designated by the Seller. All parties to the transaction shall execute such documents as are otherwise appropriate; PROVIDED, that the Seller shall not make any representations or warranties with respect to such transaction other than those relating to the ownership of the Berlitz Shares and its authority to complete the transaction.


          2.   RIGHT OF FIRST REFUSAL.

               (a) If at any time before the earlier of the Closing Date or the receipt of the Purchaser's Notice (the "Exercise Period"), the Seller receives a bona fide offer (the "Third Party Offer") from a third party (the "Third Party Purchaser") to buy any of the Berlitz Shares (the "Offered Shares") for a price per share (the "Third Party Offer Price") that is less than the Purchase Price, and the Seller wishes to accept such offer, then the Seller shall give the Purchaser written notice (the "Seller's Notice"), in which the Seller shall (i) state the amount of the Offered Shares, the terms and conditions of the Third Party Offer and the name of the prospective Third Party Purchaser (together with a copy of all writings between such prospective Third Party Purchaser and the Seller necessary to establish the terms of the Third Party Offer) and
(ii) offer (the "Seller's Offer") to sell all (but not less than all) of the Offered Shares to the Purchaser at the First Refusal Right Price per share (as hereinafter defined) and otherwise upon the same terms and conditions as those set forth in the Third Party Offer. The Purchaser shall have the right (the "First Refusal Right") to purchase all (but not less than all) of the Offered Shares for the First Refusal Right Price per share and otherwise on the same terms and conditions as those set forth in the Third Party Offer, which right shall be exercisable by written notice to


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                             Page 3


the Seller given within thirty (30) days of the receipt of the Seller's
Notice.

               (b) If the Purchaser fails to exercise its First Refusal Right with respect to all (but not less than all) of the Offered Shares within such 30-day notice period by notifying Seller of such exercise in writing, the Seller may thereafter sell all of the Offered Shares to the Third Party Purchaser on the terms and conditions set forth in the Third Party Offer; PROVIDED, HOWEVER, that such sale is consummated within ninety (90) days after the date of the Seller's Notice; and PROVIDED FURTHER that prior to or contemporaneous with such sale, the Third Party Purchaser shall comply with the provisions of subsection (d) below. If such sale is not consummated within such ninety (90) day period, the restrictions provided for in this Section 2 shall again become effective, and no transfer of the Berlitz Shares may be made thereafter without again complying with all of the terms and conditions of this Agreement.

               (c) The closing of any purchase of the Offered Shares pursuant to the exercise by the Purchaser of the First Refusal Right shall be held at the New York office of Paul, Weiss, Rifkind, Wharton & Garrison at 11:00 A.M. local time ten (10) days following the election by the Purchaser to purchase the Offered Shares. At such closing, the Seller and the Purchaser shall comply with the procedures and requirements set forth in Section 1(c). If the Purchaser shall fail to consummate such closing on such 10th day, except if the failure to consummate the closing results from the failure of the Seller to satisfy its conditions of closing, the Seller shall be free to sell the Offered Shares free and clear of any of the restrictions of this Section 2.

               (d) Any of the Offered Shares transferred to a Third Party Purchaser pursuant to this Section 2 shall be, and the Third Party Purchaser shall agree to take and hold the Offered Shares, subject to this Agreement and to all of the obligations, restrictions, terms and conditions of this Agreement, including, without limitation, Sections 2 and 3. The Seller agrees that the Berlitz Shares shall, and the Seller shall cause the Berlitz Shares to, bear the following legend:

     THE TRANSFER, SALE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO AND RESTRICTED BY THE TERMS AND CONDITIONS OF THE STOCK PURCHASE AGREEMENT DATED AS OF MAY 31, 1995 BY AND BETWEEN MAXWELL COMMUNICATIONS CORPORATION PLC (IN
     ADMINISTRATION) AND BERLITZ INTERNATIONAL, INC.

No transfer to a Third Party Purchaser pursuant to this Section 2 shall be effective unless and until the Third

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Party Purchaser shall (i) agree that the Berlitz Shares shall continue to bear a legend substantially in the form set forth above, (ii) agree to not pledge or otherwise encumber any Berlitz Shares without first notifying, and obtaining the acknowledgement of, each party to such transaction that the Berlitz Shares are subject to the terms and conditions of this Agreement and (iii) execute and deliver to the Purchaser an appropriate instrument in the form of Exhibit A hereto.

               (e) The "First Refusal Right Price" per share shall be the lower of (i) the sum of the Third Party Offer Price described in
Section 2(a) above plus $.50 or (ii) the Purchase Price.


          3.   BUY-OUT RIGHT AND TENDER OFFER BUY-OUT RIGHT.

               (a) If at any time during the Exercise Period, the Seller receives a Third Party Offer, which it desires to accept, to buy any of the Berlitz Shares (the "Offered Buy-Out Shares") for a Third Party Offer Price per share that is greater than or equal to the Purchase Price, then the Seller shall have the right (the "Buy-Out Right") to sell the Offered Buy-Out Shares at the Third Party Offer Price to the Third Party Purchaser; PROVIDED, HOWEVER, that (i) the Seller shall give to the Purchaser a notice (the "Seller's Buy-Out Notice") stating the amount of the Offered Buy-Out Shares, the terms and conditions of the Third Party Offer and the name of the Third Party Purchaser (together with a copy of all writings between such Third Party Purchaser and the Seller necessary to establish the terms of the Third Party Offer), (ii) the consideration paid for such Offered Buy-Out Shares shall be in the form of cash and
(iii) the Seller shall, promptly following the receipt of funds from the sale of the Offered Buy-Out Shares, pay the Purchaser the Buy-Out Price (as defined below) for each share sold to the Third Party Purchaser. The Purchaser's right to deliver a Purchaser's Notice and to purchase the Berlitz Shares pursuant to Section 1 shall not be applicable to any Berlitz Shares that the Seller has notified the Purchaser it intends to sell pursuant to this Section 3(a); PROVIDED, HOWEVER, that if the sale of the Offered Buy-Out Shares to such Third Party Purchaser is not consummated within sixty (60) days after the delivery of the Seller's Buy-Out Notice, all of the Purchaser's rights under Section 1 with respect to such Berlitz Shares shall be reinstated, and no transfer of the Berlitz Shares may be made thereafter without again complying with all of the terms and conditions of this Agreement.

               (b) Notwithstanding the provisions of Section 3(a) or the giving of any Purchaser's Notice, if a

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third party, the Purchaser or any affiliate of the Purchaser makes a tender offer to buy all or substantially all of the publicly-held shares of the Purchaser for a price per share (the "Tender Offer Price") equal to or greater than the Purchase Price, then the Seller shall have the right (the "Tender Offer Buy-Out Right") to sell any Berlitz Shares then owned by it at the Tender Offer Price to the party making the tender offer; PROVIDED, HOWEVER, that the Seller shall (i) give to the Purchaser notice of its intention to sell any Berlitz Shares pursuant to the tender offer and (ii) promptly following the receipt of funds from the sale of its Berlitz Shares pursuant to the tender offer, pay the Purchaser the Tender Offer Buy-Out Price (as defined below) for each share sold in the tender offer. The Purchaser's right to deliver a Purchaser's Notice and to purchase the Berlitz Shares pursuant to Section 1 shall not be applicable to any Berlitz Shares that the Seller has notified the Purchaser it intends to sell pursuant to this Section 3(b); PROVIDED, HOWEVER, that if such Berlitz Shares are not sold in the tender offer, all of the Purchaser's rights under Section 1 with respect to such Berlitz Shares shall be reinstated, and no transfer of the Berlitz Shares may be made thereafter without again complying with all of the terms and conditions of this Agreement.

               (c) If the consideration paid pursuant to a tender offer carried out in accordance with terms of Section 3(b) above is comprised in whole or in part of securities, instruments or other property other than cash, then such securities, instruments or other property will be valued (i) by the Purchaser and the Seller based on the opinion of the financial advisor to the Person (as hereinafter defined) making the tender offer, if such financial advisor has rendered a written opinion valuing such property, or, in the alternative, (ii) by a nationally recognized investment banking firm retained by the Purchaser and reasonably satisfactory to the Seller, or (iii) by mutual agreement of the Seller and the Purchaser.

               (d) (i)   BUY-OUT PRICE.  The "Buy-Out Price" per share
shall be an amount equal to the difference between the Third Party Offer Price described in Section 3(a) above and the Purchase Price; PROVIDED, HOWEVER, that in no event shall the Buy-Out Price per share be less than $2.00 nor more than $3.00.

                  (ii) TENDER OFFER BUY-OUT PRICE. The "Tender Offer Buy-Out Price" per share shall be an amount equal to the difference between the Tender Offer Price and $10.00; PROVIDED, HOWEVER, that in no event shall the Tender Offer Buy-Out Price exceed $4.00.

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          4.   BERLITZ SHARES; ADJUSTMENTS.

               (a) The term "Berlitz Shares" shall mean (i) an aggregate of 627,000 shares of common stock, par value $.10 per share, of the Purchaser owned by the Seller on the date hereof, plus (ii) any additional shares of such common stock of the Purchaser which the Seller and the Purchaser agree in writing shall be deemed to be "Berlitz Shares" minus (iii) any of such shares described in (i) and (ii) above that are sold from time to time in accordance with the terms of this Agreement.

               (b) If, subsequent to the date hereof, the Purchaser shall have effected or fixed a record date (i) to effect one or more stock splits, stock changes, reclassifications, recapitalizations or other combinations or rearrangements of shares of its capital stock which change the character and/or amount of the Berlitz Shares or (ii) to distribute to all holders of outstanding shares of common stock of the Purchaser any cash, securities or other assets (excluding any cash distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the State of New York) (collectively, the "Action"), then the parties hereto agree and covenant that there shall be an equitable adjustment in the character, number and/or price of the Berlitz Shares subject to and deliverable upon exercise of the terms of this Agreement as shall be required to afford to the parties rights, benefits and obligations equivalent to those enjoyed and undertaken by them under this Agreement immediately prior to the Action.


          5. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser as follows:

               (a) The Seller is validly existing as a corporation under the laws of the United Kingdom, and has the full and legal right and power to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered by the Seller and is the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms.

               (b) No consent, license, approval, order or authorization of, or registration, declaration or filing with any individual, corporation, joint venture, partnership, trust, unincorporated association, government or any department or agency thereof (each a "Person"), is required to be obtained by the Seller in connection with the sale of

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the Berlitz Shares to the Purchaser pursuant to and in accordance with the terms of this Agreement.

               (c) The sale of the Berlitz Shares to the Purchaser hereunder will not conflict with, result in a violation or breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both, would constitute a default) under any agreement or instrument binding upon the Seller or applicable to the Berlitz Shares.

               (d) The Seller is the beneficial owner of the Berlitz Shares free and clear of any lien, charge, security interest, encumbrance, title retention agreement, adverse claim, option or right of others (each a "Lien"), other than those, if any, created by this Agreement. Upon the purchase and payment for the Berlitz Shares by the Purchaser as provided in this Agreement, the Purchaser will acquire good and valid title to the Berlitz Shares, free and clear of any Lien, other than Liens created or suffered to exist by the Purchaser.

               (e) Neither the Seller nor any intermediary acting on its behalf has engaged in any form of general solicitation or advertising with respect to the sale of the Berlitz Shares.


          6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller as follows:

               (a) The Purchaser is duly organized, validly existing and in good standing as a Corporation under the laws of the State of New York, and has the full legal right and power to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered by the Purchaser and is the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

               (b) Neither the Purchaser nor, to the knowledge of the Purchaser, any other Person (including any affiliate of the Purchaser) has any plan or current intention to make a tender, exchange or other similar offer to the public holders of the common stock of the Purchaser for the purpose of acquiring such common stock.


          7. CONDITIONS TO OBLIGATION OF THE SELLER TO CLOSE. The following shall be conditions to the obligation of the Seller to sell the Berlitz Shares hereunder:


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               (a)  The representations and warranties of the Purchaser
contained in Section 6 of this Agreement shall be true and correct as of the Closing Date, and the Seller shall receive a certificate so stating from a duly authorized officer of the Purchaser.


          8. CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CLOSE. The following shall be conditions to the obligation of the Purchaser to purchase the Berlitz Shares pursuant to Section 1 hereof:

               (a) The Purchaser shall have obtained all necessary consents and approvals of any Person required under any contract, agreement, understanding, indenture, note, bond, loan, instrument, lease, mortgage, franchise, license, commitment or other arrangement (collectively referred to as a "Contract or Other Agreement") to perform its obligations and consummate the transactions contemplated in Section 1 of this Agreement and any other agreement, instrument and document contemplated hereby.

               (b) The Purchaser shall, in the reasonable opinion of its Board of Directors, determine that it has (i) the funds available to accomplish the purchase of the Berlitz Shares or (ii) the ability to obtain adequate financing to accomplish such purchase on terms and conditions acceptable to the Purchaser, in each case consistent with the Purchaser's other business or legal requirements or obligations (including, without limitation, the maintenance of adequate financial ratios and the competing needs for resources and financing).

               (c) The performance by the Purchaser of the obligations under Section 1 of this Agreement or any agreement, instrument or document contemplated thereby and the consummation of the transactions contemplated thereby will not (i) conflict with or result in any breach of any of the terms and conditions of, or constitute a default under
(a) any Contract or Other Agreement to which the Purchaser is a party or by which it or any of its assets or properties may be bound or (b) any judgment, decree, award, injunction, governmental order or other restriction or obligation to which the Purchaser is a party or by which it or any of its assets or properties may be bound; (ii) give to any Person any right of termination, cancellation or acceleration of or with respect to any Contract or Other Agreement to which the Purchaser is a party or by which it or any of its assets or properties may be bound;
(iii) result in the creation or imposition of any Lien upon any of the assets or properties of the Purchaser; (iv) violate any statute, law or regulation of any jurisdiction applicable to the Purchaser or the assets or properties of the Purchaser; or (v) result in a

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breach of the terms or conditions of, constitute a default under or other cause an impairment of, any license, permit, order, approval, registration, authorization or qualification under any local, state, federal or foreign law.

               (d) The representations and warranties of the Seller contained in Section 5 of this Agreement shall be true and correct as of the Closing Date, and the Purchaser shall receive a certificate so stating from a duly authorized officer of the Seller.


          9. GENERAL RESTRICTIONS; ALL TRANSFERS IN COMPLIANCE WITH LAW. All sales, assignments, transfers, pledges, grants of a security interest in, and other dispositions (a "Transfer") of the Berlitz Shares are subject to and governed by the terms and conditions of this Agreement. No Transfers of the Berlitz Shares by the Seller shall be permitted except those permitted under the terms of this Agreement and, if applicable, under the terms of the Escrow Agreement dated January 28, 1993 by and among the Seller, the Purchaser, each of the other Beneficiaries which has become a party thereto and IBJ Schroder Bank & Trust Company, as escrow agent, as amended from time to time. Any Transfer of the Berlitz Shares not permitted by the terms of this Agreement shall be null and void, and the Purchaser is authorized to refuse to transfer ownership on its books of any of the Berlitz Shares Transferred in violation of this Agreement. Notwithstanding anything to the contrary in this Agreement, any transfer of the Berlitz Shares permitted or required by this Agreement shall be in compliance with federal and state securities laws, including, without limitation, the Securities Act of 1933, as amended, and the Purchaser may require an opinion, reasonably satisfactory to the Purchaser, of counsel to the transferor as to such compliance.


          10.  INDEMNIFICATION.

               (a) The Seller agrees to indemnify, defend and hold harmless the Purchaser from and against all losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys' fees, disbursements and other charges, based upon, arising out of, or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Seller contained in this Agreement.

               (b) The Purchaser agrees to indemnify, defend and hold harmless the Seller (and its officers, employees, affiliates and assigns) from and against all losses, liabilities, damages, deficiencies, costs and

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expenses, including reasonable attorneys' fees, disbursements and other charges, based upon, arising out of, or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Purchaser contained in this Agreement.


          11. EXPENSES. Each party to this Agreement will pay its own expenses and costs incidental to the purchase and sale of the Berlitz Shares and their other respective obligations under this Agreement.


          12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if telecopied or delivered personally or mailed by registered or certified mail (return receipt requested) to the following address (or at such other address as shall be specified by like notice; provided, that notice of a change of address shall be effective only upon receipt thereof):

               (a)  IF TO THE SELLER:

                    Maxwell Communication Corporation plc
                      (In Administration)
                    c/o Price Waterhouse
                    No. 1 London Bridge
                    London SE1 9QL
                    England
                    Attention:  Alan R.D. Jamieson
                    Telecopier Number:  011-44-71-939-4173

               (b)  with a copy to:

                    Milbank, Tweed, Hadley & McCloy
                    1 Chase Manhattan Plaza
                    New York, New York  10005
                    Attention:  John T. O'Connor, Esq.
                    Telecopier Number:  (212) 530-5219

               (c)  IF TO THE PURCHASER:

                    c/o Berlitz International, Inc.
                    293 Wall Street
                    Princeton, NJ  08540-1555
                    Attention:  Robert C. Hendon, Jr., Esq.
                    Telecopier Number:  (609) 683-0983

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                    with a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    New York, NY  10019-6064
                    Attention:  Matthew Nimetz, Esq.
                    Telecopier Number:  (212) 373-2101

               All notices given by telecopier or delivered personally shall be deemed to have been received by the recipient thereof if received on a business day during the normal business hours of such recipient; otherwise, such notices shall be deemed received on the next following business day. All notices mailed shall be deemed to be received on the fifth business day following deposit of such notice into the mail.


          13. TERMINATION. This Agreement, and all of the rights and obligations contained herein, except for obligations to consummate transactions properly initiated prior to September 17, 1996, shall terminate on September 17, 1996, unless the parties hereto agree otherwise in writing.


          14.  MISCELLANEOUS.

               THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAWS GOVERNING CONFLICT OF LAW MATTERS).
This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof. This Agreement does not modify any existing agreements. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by each of the parties hereto. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one of the same instrument.


          15. JOINT ADMINISTRATORS AND PRICE WATERHOUSE. The parties hereto acknowledge and agree that:

               (a) None of the Joint Administrators of the Seller (the "Joint Administrators") shall incur any personal liability of any kind under, and the United Kingdom accounting firm Price Waterhouse, a United Kingdom partnership ("PRICE WATERHOUSE") shall not incur any liability of any kind under, or by virtue of, this Agreement, or in relation to any related matter or claim, whether in contract or tort or by reference to any other remedy or right, in any jurisdiction or forum.


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                             Page 12


               (b) Without prejudice to Section 15(a) hereof, none of the Joint Administrators or Price Waterhouse shall be liable under this Agreement or any document executed with a view to, or for the purpose of, giving effect to this Agreement.

               (c) The parties hereto have placed no reliance in entering into and performing this Agreement on any representations, warranties, statements or undertakings (oral or in writing) made by or on behalf of any of the Joint Administrators, in their personal capacity or Price Waterhouse, and any such representations, warranties, statements or undertakings which might otherwise be implied by law are hereby expressly excluded and waived by all parties hereto; PROVIDED, HOWEVER, that nothing in this Section 15 shall limit the liability of the Seller under this Agreement or otherwise.






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          IN WITNESS WHEREOF, the parties have duly executed this
Agreement as of the date first above written.




THE SELLER:                                     THE PURCHASER:

MAXWELL COMMUNICATION CORPORATION PLC           BERLITZ INTERNATIONAL, INC.
(In Administration)



By /s/ Alan R.D. Jamieson
  -------------------------                     By: /s/ Robert Minsky
  Alan R.D. Jamieson                               ---------------------------
  Joint Administrator                              Robert Minsky
                                                   Executive Vice President